UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):   October 4, 2002
                                                           ---------------

                           NeMeasure Technology, Inc.
                   ___________________________________________
             (Exact name of registrant as specified in its charter)

                                     Nevada
                       __________________________________
                 (State or other jurisdiction of incorporation)


            0-27675                        86-0914695
(Commission  File  Number)       (IRS  Employer  Identification  No.)

            Buk-ri  35,  Nama-Myun,  Yongin  City,  South  Korea
________________________________________________________________________
          (Address of principal executive offices)          (Zip Code)

                                  82-31-329-8700
               Registrant's telephone number, including area code:

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  2.01.  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     On October 4, 2005, shareholders of S-Cam Co, Ltd. acquired approximately 79% of the issued and outstanding shares of the Registrant, NetMeasure Technology, Inc.. Subsequent to the acquisition, the Registrant intends to change its name to Sorell Inc. to reflect the primary brand name and business of S-Cam Co., Ltd. ("Sorell").

     Effective July 12, 2005, the Registrant and Sorell entered into a Reorganization and Stock Purchase Agreement (the "Agreement") whereby the Registrant acquired all of the outstanding shares of Sorell in exchange for 23,305,000 of the Registrant's newly issued shares of common stock (the "Share Exchange"). As a result, Sorell became a subsidiary of the Registrant's.

     In evaluating Sorell as a candidate for the proposed acquisition, the Registrant used criteria such as Sorell's business strategy which is the development, manufacture and sale of consumer electronics (as set forth more fully below under "Business") and other anticipated operations, and Sorell and its principal's business name and reputation.

     Following the Share Exchange, the Registrant intends to continue Sorell's historical businesses and proposed businesses as set forth more fully immediately below. The historical business and operations of the Registrant shall no longer be continued.

                                    BUSINESS

     S-Cam Co., Ltd. ("Sorell") is in the business of manufacturing, research and development and sales of consumer electronics. Sorell's product line includes mobile phones, MP3 players, MP3 CD Players, Portable Media Players ("PMP") players, mobile cameras and other devices.

     Sorell was established in October 1998 as a divestiture from Samsung Electronics. Sorell was initially formed to produce the 8mm digital camcorder when Samsung discontinued those operations. Sorell launched its operations in December 1998 with the production of the CCTV camera and in 2000, developed 8mm digital camcorders with Samsun and begun production of digital camcorders and digital cameras.

     Sorell has grown substantially since its inception, growing to $1.43 million in capital in June 2000, $3 million in capital in July 2002 and approximately $8 million in shareholders equity at December 31, 2004. Sales also grew, from $10 million in exports in 2002, $30 million in exports in 2003 and $100 million in exports in 2004.

     Sorell's products increased by the development of MP3 players and CD/MP3 players beginning in 2002. This has become a substantial component of Sorell's business, particularly in exports. In June 2003, the Company launched a mobile phone production line. The Company continues to develop new models of its products for growth,including a new MP3 CD Player in 2003 and a new MP3 player based on flash memory in 2004.

     The Company's research and development department has been very competitive, productng proven new technologies in camcorders, MP3/CD Players and MP3 players. Approximately 50% of the Company's researchers came from Samsung Electronics.

     The Company's manufacturing facilities employ precision mounting technology for its SMT product line and a strong optical application technology for its zoom lens production. Thorough quality control is implemented in its precision assembly of camcorders, digital cameras, MP3 players, web pad, mobile phones and other products. The Company's line management is flexible to meet customers' requests, including frequent model changes experienced in the industry. The Company manufactures the Yepp Series for Samsung (more than 20 models) on fixed lines to keep high quality and productivity.

     The Company's mobile phone unit has three lines that can product 150,000 units a month.

     The Company has been very competitive by jointly purchasing parts with Samsung Electronics, which has improved margins.

     The Company's headquarters and factory is located in Yongin City, Korea and is 275 square meters. The Company presently employs 280 persons.

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES

     Effective October 4, 2005, in accordance with the Reorganization Agreement, the Registrant issued 23,305,000 of the Registrant's newly issued restricted shares of common stock to the prior shareholders of Sorell, all of whom were located in the Republic of Korea. This issuance was completed in accordance with Regulation S promulgated under the Securities Act of 1933.

ITEM  4.01  CHANGE  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

    (a)  Resignation  of  previous  independent  accountant.

(i) Effective October 4 2005, the Registrant terminated its prior accounting firm Amisano Hanson, Chartered Accountants, Vancouver, Canada as its accounting firm and engaged SF Partnership LLC, Toronto, Canada.

(ii) Amisano Hanson's reports on the Registrant's financial statements for the past two years have been qualified as to whether the Company would continue as a going concern.

(iii) During the two most recent fiscal years and through October 5, 2005, there have been no disagreements between the Registrant and Amisano Hanson on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Amisano Hanson, would have caused them to make reference to the subject matter thereof in their report on the Registrant's financial statements for such periods.

(iv) During the two most recent fiscal years and through October 5, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K.

    (b)  Engagement  of  new  independent  accountant.

The Company has recently engaged SF Partnership LLC, Toronto, Canada, as its new independent accountants and who will prepare the financial statements for the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005.


ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  statements  of  business  acquired

        The financial statements of S-Cam Co., Ltd. for the two fiscal years ended December 31, 2003 and December 31, 2004 are included herein.

(b)  Pro  forma  financial  information

     The Registrant's pro forma consolidated financial statements for the six months ended June 30, 2005 are included herein.

(d)     Exhibits

10.1  Reorganization  and  Stock  Purchase  Agreement


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NETMEASURE  TECHNOLOGY,  INC.

                                            /s/  Bon-Kwan  Koo
                                              ----------------------------------
                                              Chief  Executive  Officer

Date:  October  7,  2005

                                 S CAM CO., LTD.
                              FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2004 and 2003
                                    CONTENTS

Independent  Auditors'  Report                                   F-1
Balance  Sheets                                                  F-2
Statements  of  Stockholders'  Equity                            F-3
Statements  of  Operations                                       F-4
Statements  of  Cash  Flows                                      F-5
Notes  to  Financial  Statements                              F-6-15

                          INDEPENDENT AUDITORS' REPORT

To  the  Stockholders  of S  CAM  CO.,  LTD.

     We have audited the balance sheets of S CAM CO., LTD. (the "Company") as at December 31, 2004 and 2003, and the related statements of stockholders' equity, operations and and cash flows for the years then ended. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004 and 2003, and the results of its operation, changes in its retained earnings and its cash flows for the years ended, in conformity with accounting principles generally accepted in the United States of America.

                                         "SF  PARTNERSHIP,  LLP"

TORONTO,  CANADA                          CHARTERED  ACCOUNTANTS
August  26,  2005

S  CAM  CO.,  LTD.
Balance  Sheets
December  31,  2004  and  2003

                                                      2004         2003
ASSETS
CURRENT
Cash and cash equivalents (note 3). . . . . .  $ 3,256,577  $ 2,333,598
Accounts receivable (net of allowance for
doubtful accounts $344,463; 2003 - $44,696) .    4,118,318    4,354,998
Inventory (note 4). . . . . . . . . . . . . .   12,215,524    8,517,951
Loans receivable (note 5) . . . . . . . . . .       59,360        3,014
Prepaid and sundry assets . . . . . . . . . .    2,258,308    2,134,073
                                             -------------    ----------
                                                21,908,087   17,343,634
PROPERTIES AND EQUIPMENT (note 6) . . . . . .    8,925,597    4,644,403
DEPOSITS. . . . . . . . . . . . . . . . . . .      461,945      321,519
INVESTMENTS (note 7). . . . . . . . . . . . .      103,586        4,412
LOANS RECEIVABLE (note 5) . . . . . . . . . .       38,516       77,357
                                             -------------    ----------

                                               $31,437,731  $22,391,325
                                             =============  ============

LIABILITIES
CURRENT
Accounts payable. . . . . . . . . . . . . . .  $ 4,283,586  $ 4,915,603
Loans payable - current (note 8). . . . . . .   13,529,277    7,697,176
Deferred taxes (note 9) . . . . . . . . . . .      107,979       84,900
                                             -------------    ----------

                                                17,920,842   12,697,679
ACCRUED SEVERANCE (note 10) . . . . . . . . .      697,296      294,614
LOANS PAYABLE (note 11) . . . . . . . . . . .    4,363,011      845,611
DEFERRED TAXES (note 9) . . . . . . . . . . .      365,541      369,124
                                             -------------    ----------

                                                23,346,690   14,207,028
                                             =============  ============

STOCKHOLDERS' EQUITY
CAPITAL STOCK (note 12) . . . . . . . . . . .    3,059,251    3,059,251
PAID IN CAPITAL . . . . . . . . . . . . . . .    1,972,172    1,972,172
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)      830,157      (85,315)
RETAINED EARNINGS (note 13) . . . . . . . . .    2,229,461    3,238,189
                                             -------------    ----------

                                                 8,091,041    8,184,297
                                             -------------    ----------

                                               $31,437,731  $22,391,325
                                             =============  ============


S  CAM  CO.,  LTD.
Statements  of  Stockholders'  Equity
Years  Ended  December  31,  2004  and  2003

                                                                  PAID IN     ACCUMULATED
                                                                  CAPITAL IN  OTHER                         TOTAL
                                        NUMBER OF   CAPITAL       EXCESS OF   COMPREHENSIVE    RETAINED     STOCKHOLDERS'
                                        SHARES      STOCK         PAR VALUE   LOSS             EARNINGS     EQUITY

Balance, January 1, 2003 . . . . . . .   7,065,000  $  3,059,251  $1,972,172  $      (91,240)  $2,573,152   $    7,513,335
Foreign exchange on translation. . . .           -             -           -           5,925            -            5,925
Net loss . . . . . . . . . . . . . . .           -             -           -               -      665,037          665,037
                                       -----------  ------------  ----------  --------------   ----------   ---------------
Balance, December 31, 2003 . . . . . .   7,065,000  $  3,059,251  $1,972,172  $      (85,315)  $3,238,189   $    8,184,297
                                       ===========  ============  ==========  ===============  ==========   ===============

Balance, January 1, 2004 . . . . . . .   7,065,000  $  3,059,251  $1,972,172  $      (85,315)  $3,238,189   $    8,184,297
Dividend paid. . . . . . . . . . . . .           -             -           -               -     (248,688)        (248,688)
Unrealized loss on investment (note 7)           -             -           -         282,388            -          282,388
Foreign exchange on translation. . . .           -             -           -         633,084            -          633,084
Net loss . . . . . . . . . . . . . . .           -             -           -               -     (760,040)        (760,040)
                                       -----------  ------------  ----------  --------------   ----------   ---------------

Balance, December 31, 2004 . . . . . .   7,065,000  $  3,059,251  $1,972,172  $      830,157   $2,229,461   $    8,091,041
                                       ===========  ============  ==========  ===============  ==========   ===============

S  CAM  CO.,  LTD.
Statements  of  Operations
Years  Ended  December  31,  2004  and  2003

                                                                2004          2003
REVENUE
Manufacturing. . . . . . . . . . . . . . . . . . . . .  $102,876,109   $70,996,251
Merchandise. . . . . . . . . . . . . . . . . . . . . .     7,666,556     5,706,499
Subcontracting . . . . . . . . . . . . . . . . . . . .       380,156     1,628,376
Other. . . . . . . . . . . . . . . . . . . . . . . . .       305,994       214,166
                                                      --------------   ------------
                                                         111,228,815    78,545,292
                                                      --------------   ------------

COST OF SALES
Manufacturing. . . . . . . . . . . . . . . . . . . . .    99,744,235    67,991,621
Merchandise. . . . . . . . . . . . . . . . . . . . . .     7,094,366     4,230,979
Subcontracting . . . . . . . . . . . . . . . . . . . .       281,099     1,151,438
                                                      --------------   ------------

                                                         107,119,700    73,374,038
                                                      --------------   ------------

GROSS PROFIT . . . . . . . . . . . . . . . . . . . . .     4,109,115     5,171,254
                                                      --------------   ------------

EXPENSES
Salaries, employee benefits, and retirement allowance.     2,373,051     1,807,634
Research and development . . . . . . . . . . . . . . .     1,572,220       996,174
Service fees . . . . . . . . . . . . . . . . . . . . .       297,141       225,081
Bad debts (recoveries) . . . . . . . . . . . . . . . .       269,648       (14,840)
Taxes and dues . . . . . . . . . . . . . . . . . . . .       164,238       149,543
Advertising, promotion, and entertainment. . . . . . .       155,724       100,038
Freight. . . . . . . . . . . . . . . . . . . . . . . .       112,692        59,375
Travel . . . . . . . . . . . . . . . . . . . . . . . .       105,281        58,550
Utilities. . . . . . . . . . . . . . . . . . . . . . .       101,247        40,209
Office and general . . . . . . . . . . . . . . . . . .        98,955       131,012
Cleanup cost of old plant. . . . . . . . . . . . . . .        70,521             -
Rent . . . . . . . . . . . . . . . . . . . . . . . . .        54,938        95,112
Warranty . . . . . . . . . . . . . . . . . . . . . . .        23,211        61,732
Depreciation . . . . . . . . . . . . . . . . . . . . .       271,963       180,002
                                                      --------------   ------------

                                                           5,670,830     3,889,622
                                                      --------------   ------------

OPERATING (LOSS) INCOME. . . . . . . . . . . . . . . .    (1,561,715)    1,281,632
                                                      --------------   ------------

OTHER INCOME (EXPENSES)
Financing fees . . . . . . . . . . . . . . . . . . . .      (227,482)     (131,997)
Interest expense - net . . . . . . . . . . . . . . . .      (457,597)     (142,796)
Foreign exchange gain (loss) . . . . . . . . . . . . .       571,495      (107,245)
Gain on disposition of property. . . . . . . . . . . .       826,305             -
Gain (loss) on disposition of equipment. . . . . . . .        56,923             -
                                                      --------------   ------------

                                                             769,644      (382,038)
                                                      --------------   ------------

(LOSS) EARNINGS BEFORE INCOME TAXES. . . . . . . . . .      (792,071)      899,594
Income taxes expense- current. . . . . . . . . . . . .       (17,866)     (184,771)
Income taxes recovery (expense) - deferred . . . . . .        49,897       (49,786)
                                                      --------------   ------------

NET (LOSS) EARNINGS. . . . . . . . . . . . . . . . . .  $   (760,040)  $   665,037
                                                      ==============   ============

BASIC (LOSS) EARNINGS PER SHARE. . . . . . . . . . . .  $      (0.11)  $      0.09
                                                      ==============   ============

WEIGHTED AVERAGE NUMBER OF SHARES. . . . . . . . . . .     7,065,000     7,065,000
                                                      ==============   ============

S  CAM  CO.,  LTD.
Statements  of  Cash  Flows
Years  Ended  December  31,  2004  and  2003

                                                             2004          2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) earnings. . . . . . . . . . . . . . . . .  $  (760,040)  $   665,037
Adjustments for:
Depreciation . . . . . . . . . . . . . . . . . . . .    1,646,730     1,163,575
Gain on disposition of property. . . . . . . . . . .     (826,305)            -
Gain  on disposition of equipment. . . . . . . . . .      (56,923)            -
Change in non-cash working capital
Accounts receivable. . . . . . . . . . . . . . . . .      860,973     1,578,548
Inventory. . . . . . . . . . . . . . . . . . . . . .   (2,070,751)   (6,621,479)
Prepaid and sundry assets. . . . . . . . . . . . . .      205,114    (1,907,452)
Deposits . . . . . . . . . . . . . . . . . . . . . .      (78,936)     (123,580)
Accounts payable . . . . . . . . . . . . . . . . . .   (1,301,999)     (913,885)
Accrued severance. . . . . . . . . . . . . . . . . .      319,614        27,927
Deferred taxes . . . . . . . . . . . . . . . . . . .      (49,897)       49,786
Taxes payable. . . . . . . . . . . . . . . . . . . .            -      (418,415)
                                                    --------------  ------------
                                                       (2,112,420)   (6,499,938)
                                                    --------------  ------------

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property and equipment. . . . . . . .   (4,763,068)   (3,788,091)
Investments. . . . . . . . . . . . . . . . . . . . .      737,459        (4,343)
                                                    --------------  ------------

                                                       (4,025,609)   (3,792,434)
                                                    --------------  ------------

CASH FLOWS FROM FINANCING ACTIVITIES
Loans receivable . . . . . . . . . . . . . . . . . .       (3,851)      (39,312)
Loans payable. . . . . . . . . . . . . . . . . . . .    7,167,762     6,204,504
Cash dividend paid . . . . . . . . . . . . . . . . .     (248,688)
                                                    --------------  ------------

                                                        6,915,223     6,165,192
                                                    --------------  ------------

FOREIGN EXCHANGE ON CASH AND CASH EQUIVALENTS. . . .      145,785        20,742
                                                    --------------  ------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS      922,979    (4,106,438)
CASH AND CASH EQUIVALENTS - BEGINNING OF  YEAR . . .    2,333,598     6,440,036
                                                    --------------  ------------

CASH AND CASH EQUIVALENTS - END OF YEAR. . . . . . .  $ 3,256,577   $ 2,333,598
                                                    ==============  ============

INTEREST AND INCOME TAXES PAID:
Interest paid. . . . . . . . . . . . . . . . . . . .  $   547,507   $   279,345
                                                    ==============  ============

Income taxes paid. . . . . . . . . . . . . . . . . .  $    36,230   $   401,736
                                                    ==============  ============

S  CAM  CO.,  LTD.
Notes  to  Financial  Statements
December  31,  2004  and  2003

S  CAM  CO.,  LTD.
Notes  to  Financial  Statements
December  31,  2004  and  2003
                                       --

1.      DESCRIPTION  OF  BUSINESS

S Cam Co., Ltd. ("the Company"), a company operating in Namsa, Kyungki-Do, Korea, was founded on October 13, 1998 under the laws of the Republic of Korea to manufacture and sell consumer electronic products such as MP3 players and mobile phones.

Since 2002, the Company has been actively investing in research to develop consumer electronic products such as MP3 players under its own brand name 'Sorell'. Revenue from Sorell products amounted to approximately 6% of total revenues of 2004 (2003 - 2%). At the end of 2004, the Company has launched a portable multimedia player, a new Sorell product, that functions as a digital camcorder, digital camera, mp3 player, radio, and voice recorder.

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

The accounting policies of the Company are in accordance with generally accepted accounting principles of the United States of America, and their basis of application is consistent. Outlined below are those policies considered particularly significant:

a)     Unit  of  Measurement

The US Dollar has been used as the unit of measurement in these financial statements.

b)     Use  of  Estimates

Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and related notes to financial statements. These estimates are based on management's best knowledge of current events and actions the Company may undertake in the future. Actual results may ultimately differ from estimates, although management does not believe such changes will materially affect the financial statements in any individual year.

c)     Revenue  Recognition

The Company generates revenues from sales of manufactured goods and merchandise, as well as subcontracted processing and assembly of goods.

Revenues from products sales and processing are recognized in accordance with Staff Accounting Bulletin No. 101 "Revenue Recognition in Financial Statements" ("SAB No. 101") when delivery has occurred provided there is persuasive evidence of an agreement, the fee is fixed or determinable and collection of the related receivable is probable.

S  CAM  CO.,  LTD.
Notes  to  Financial  Statements
December  31,  2004  and  2003

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (cont'd)

d)     Provision  for  Warranty

The Company provides a provision for estimated warranty costs relating to the Company's brand 'Sorell' products during the warranty period of one year.
Estimated costs of product warranties are charged to current operations at the time of sale and are included in the balance sheet as part of accounts payable.

e)     Currency  Translation

     The Company's functional currency is Korean won. Adjustments to translate these statements into U.S. dollars at the balance sheet date are recorded in other comprehensive income.

     Foreign currency transactions of the Korean operation have been translated to Korean Won at the rate prevailing at the time of the transaction. Balance sheets items recorded in foreign currencies have been translated to Korean Wons at the year end rate. Realized foreign exchange gains and losses have been charged to income in the year.

f)     Cash  and  Equivalents

Highly liquid investments with maturities of three months or less when purchased are considered cash equivalents and recorded at cost, which approximates fair value.

g)     Properties  and  Equipment

Properties and equipment are stated at cost. Major renewals and betterments are capitalized and expenditures for repairs and maintenance are charges to expense as incurred. Depreciation is computed using the undernoted annual rates and methods:

Buildings. . . . . . .  40 years  Straight line
Leasehold improvements   2 years  Straight line
Machinery. . . . . . .   6 years  Declining balance
Tools and equipment. .   6 years  Declining balance
Vehicles . . . . . . .   6 years  Declining balance
Furniture and fixtures   6 years  Declining balance

h)     Inventories

Inventories are stated at the lower of cost or net realizable value. Net realizable value is determined by deducting selling expenses from selling price.

The cost of inventories is determined on the weighted average method, except for materials-in-transit for which the specific identification method is used.

S  CAM  CO.,  LTD.
Notes  to  Financial  Statements
December  31,  2004  and  2003

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (cont'd)

i)     Investments

Investments in available-for-sale securities are being recorded in accordance with FAS-115 "Accounting for Certain Investments in Debt and Equity Securities". Equity securities that are not held principally for the purpose of selling in the near term are reported at fair market value with unrealized holding gains and losses excluded from earnings and reported as a separate component of stockholders' equity.

j)     Financial  Instruments

Fair values of cash equivalents, short-term and long-term investments and short-term debt approximate cost. The estimated fair values of other financial instruments, including debt, equity and risk management instruments, have been determined using market information and valuation methodologies, primarily discounted cash flow analysis. These estimates require considerable judgment in interpreting market data, and changes in assumptions or estimation methods could significantly affect the fair value estimates.

k)     Recent  Accounting  Pronouncements

In November 2004, the FASB issued SFAS No. 151, "Inventory Costs - an amendment of ARB No. 43, Chapter 4" (Statement 151). This statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). As currently worded in ARB 43, Chapter 4, the term "so abnormal" was not defined and its application could lead to unnecessary noncomparability of financial reporting. This Statement eliminates that term and requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, this Statement requires that allocation of fixed production overhead to the costs of conversion be based on the normal capacity of the production facilities. The adoption of Statement 151 will not have a material impact on the Company's consolidated financial statements.

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Non-monetary Assets - an amendment of APB Opinion No. 29" (Statement 153). This Statement amends Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The adoption of FAS 153 will not have a material impact on the Company's consolidated financial statements.

S  CAM  CO.,  LTD.
Notes  to  Financial  Statements
December  31,  2004  and  2003

2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (cont'd)

In December 2004, the FASB issued a revision to SFAS No. 123, "Share-Based Payment" (Statement 123R). This Statement requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which the employee is required to provide service in exchange for the award requisite service period (usually the vesting period). No compensation cost is recognized for equity instruments for which employees do not render the requisite service. Employee share purchase plans will not result in recognition of compensation cost if certain conditions are met; those conditions are much the same as the related conditions in Statement 123. This Statement is effective for public entities that do not file as a small business issuers as of the beginning of the first interim or annual reporting period that begins after June 15, 2005. This Statement applies to all awards granted after the required effective date and to awards modified, repurchased, or cancelled after that date. The cumulative effect of initially applying this Statement, if any, is recognized as of the required effective date and is not expected to have a material impact on the Company's consolidated financial statements.

3.     CASH  AND  CASH  EQUIVALENTS

The Company has provided $487,550 (2003 - $1,684,991) as security for bank loans from City Bank as described in note 8. The loans will mature on November 29, 2005. As at December 31, 2004, the total loans outstanding was $743,026 (2003 - $2,611,663).

4.     INVENTORY

Inventory  includes  the  following;

                                                                                    2004        2003
Finished goods (net of inventory allowance of $700,605, 2003 - nil) . . . .  $ 2,566,897  $  427,282
Work in progress (net of inventory allowance of $1,026,948, 2003 - $59,000)    1,489,676   4,799,074
Raw materials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8,158,951   3,291,595
                                                                            ------------  ----------
                                                                             $12,215,524  $8,517,951
                                                                            ============  ==========

5.     LOANS  RECEIVABLE

The loans receivable from the Company's employees are interest only at up to 9.5% per annum and mature between March 2005 and December 2006.

S  CAM  CO.,  LTD.
Notes  to  Financial  Statements
December  31,  2004  and  2003

6.     PROPERTIES  AND  EQUIPMENT

Properties  and  equipment  are  comprised  as  follows:




                                             2004                        2003
                                      Accumulated. . . .          Accumulated
                             Cost    Depreciation           Cost Depreciation

Land . . . . . . . . .  $   1,237,200  $        -  $   1,496,945  $        -
Buildings. . . . . . .      4,372,812      71,684              -           -
Leasehold improvements              -           -        106,115      59,444
Machinery. . . . . . .      6,316,249   4,114,469      4,906,341   2,560,319
Tools and equipment. .        900,691     426,759        532,331     177,937
Vehicles . . . . . . .         99,814      42,825         52,639      17,720
Furniture and fixtures      1,343,609     689,042        728,775     363,323
                        -------------  ----------  -------------  ----------
                        $  14,270,375  $5,344,779  $   7,823,146  $3,178,743
                        =============  ==========  =============  ==========

Net carrying amount. .                 $8,925,596                 $4,644,403
                                       ==========                 ==========

The land and buildings have been pledged as security for a bank loan as described in note 11.

As at December 31, 2003, $104,321 of machinery had been pledged as security for a letter of credit facility as described in note 16.

7.     INVESTMENTS  AVAILABLE  FOR  SALE

                                        2004    2003
Ein View Co. Ltd (15.4% ownership)  $ 98,447  $    -
Government Bonds . . . . . . . . .     5,139   4,412
                                    --------  ------
                                    $103,586  $4,412
                                    ========  ======

Ein View Co. Ltd is a private Korean company which manufacture camera parts. The company has net assets of approximately $639,000 as at Dec 31, 2004.

As the investee has recurring losses, the Company has written down the investment from carrying value to the Company's share of the net book value of the investee. The unrealized loss was charged to stockholder's equity.

S  CAM  CO.,  LTD.
Notes  to  Financial  Statements
December  31,  2004  and  2003

8.     LOANS  PAYABLE  -  CURRENT

                                                                                       2004         2003
BANK NAME . . . . . . . . . . . .  INTEREST               MATURITY DATE
Industrial Bank of Korea. . . . .  4.90%                  April 1, 2004             $        -  $   83,720
The Export - Import Bank of Korea  3.92%                  May 19, 2005               1,852,500   3,052,210
The Export - Import Bank of Korea  Libor+1.25%            August 20, 2005              155,387     444,491
The Export - Import Bank of Korea  Libor+1.62% to 1.80%   March 5 to June 9, 2005      673,402           -
City Bank . . . . . . . . . . . .  4.50% to 4.75%         November 29, 2005          4,350,450           -
Shinhan Bank. . . . . . . . . . .  5.45%                  February 4, 2005           1,491,802   1,180,097
Korea Exchange Bank . . . . . . .  4.60%                  October 21, 2005           1,526,736           -
Korea First Bank. . . . . . . . .  5.41%                  December 17, 2005            975,000     837,085
Letters of Credit . . . . . . . .                         February, 2005             2,504,000   2,099,573
                                                                                   -----------  ----------
                                                                          $         13,529,277  $7,697,176
                                                                                   ===========  ==========

The current loans are payable monthly, interest only, and are secured as follows;

The Export - Import Bank of Korea loan of $1,852,500 is guaranteed by the Korea Technology Credit Guarantee Fund.

The City Bank loan is guaranteed by the Korea Credit Guarantee Fund up to $2,886,000 and the balance is secured by a term deposit of $487,550 as described in note 3.

The Shinhan Bank loan is guaranteed by the Korea Technology Credit Guarantee Fund up to $1,268,000.

The Korea Exchange Bank loan is guaranteed by the Korea Technology Credit Guarantee Fund up to $1,326,000.

Letters of Credit with various banks are guaranteed by the Korea Credit Guaranteed Fund up to $1,334,600.

S  CAM  CO.,  LTD.
Notes  to  Financial  Statements
December  31,  2004  and  2003

9.     INCOME  TAXES

The Company accounts for income taxes pursuant to SFAS No. 109, "Accounting for Income Taxes". This Standard prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates. The effects of future changes in tax laws or rates are not anticipated. Corporate income tax rate, including resident tax surcharges, applicable to the Company in 2004 and 2003 was 29.7%, but was amended to 27.5% effective January 1, 2005, in accordance with the Corporate Income Tax Law enacted in 2004. Accordingly, deferred income taxes were calculated based on the enacted rate of 27.5%.

The  Company  has  deferred  income  tax  liabilities  as  follows:

                                                                                 2004      2003
Deferred income tax liabilities:
  Research and development expenses amortized over 5 years for tax purposes  $431,916  $339,600
Other timing differences. . . . . . . . . . . . . . . . . . . . . . . . . .    41,604   114,424
                                                                             --------  --------
                                                                             $473,520  $454,024
                                                                             ========  ========


10.     RETIREMENT  AND  SEVERANCE  BENEFITS

The Company's liability for severance pay is calculated pursuant to applicable labour laws in Korea. Severance payment will be the monthly average of the three most recent months' salary of the employees multiplied by the number of years of employment as of the balance sheet date for all employees. For the chief executive officer and the directors, the severance pay is two times and one and a half times the monthly average respectively. The Company's liability is fully accrued and reduced by monthly deposits into a severance pay fund with an insurance company. As at December 31, 2003 and 2004, the amount of the liabilities accrued were $741,527 and $1,170,346 respectively. Severance pay expenses for the years ended December 31, 2003 and 2004 were $99,285 and $212,196 respectively.

The deposit funds include profits accumulated up to the balance sheet date. The deposited funds may be withdrawn only upon the fulfillment of the obligation pursuant to Korean severance pay laws or labour agreements. Cash surrender values of the deposit funds as at December 31, 2003 and 2004 were $446,913 and $473,049 respectively. Income earned from the deposit funds for 2003 and 2004 were $24,062 and $23,507 respectively.

S  CAM  CO.,  LTD.
Notes  to  Financial  Statements
December  31,  2004  and  2003

11.     LOANS  PAYABLE  -  LONG  TERM

                                                         2004      2003
BANK NAME . . . . . . . . . . . .  INTEREST
Industrial Bank of Korea. . . . .    3.5% to 4.9%  $4,192,930  $      -
Hana Bank . . . . . . . . . . . .              0%     170,081         -
The Export - Import Bank of Korea  1.85% to 2.74%           -   845,611
                                                   ----------  --------
                                                   $4,363,011  $845,611
                                                   ==========  ========

The Industrial Bank of Korea loans are payable quarterly, interest only for the first three years of the term. Principal and interest will be payable quarterly for the balance of the term. The loans will mature March and May of 2012. The loans are guaranteed by the land and building as described in note 6 with a carrying value of $5,538,328.

Hana Bank loan is payable quarterly, interest only, and matures on November 6, 2006. The loan is guaranteed by Korea Development Corporation.

Principal  repayments  of  long-term  debt  is  comprised  as  follows:

2006                        $    170,081
2007                             492,426
2008                             838,586
2009                             838,586
2010  and  thereafter          2,023,332
                               ---------
                         $     4,363,011
                               =========

12.     CAPITAL  STOCK

Authorized:
     20,000,000     common  shares,  par  value  $0.43  (500  Wons)

                                              2004                    2003
Issued:
     7,065,000     common  shares     $     3,059,251          $     3,059,251
                                      ===============          ===============
     On May 27, 2004, the Company granted a 1 to 10 forward stock split of its common shares and the forward stock split has been reflected retroactively in the financial statements.

S  CAM  CO.,  LTD.
Notes  to  Financial  Statements
December  31,  2004  and  2003

12.     CAPITAL  STOCK  (cont'd)

     Stock  Warrants  and  Options

In accordance with the bylaw, the Company may issue convertible bonds up to $9,751,000 and bonds with stock warrants up to $9,751,000, to individuals or companies other than shareholders. As of December 31, 2004, no bonds with stock warrants or convertible bonds have been issued.

In accordance with the bylaw, the Company may grant stock options to its directors and employees up to 10% of its shares in accordance with the special resolution of shareholders' meeting (board of directors may grant up to 3% without the special resolution of shareholders' meeting). As of December 31, 2004, no stock options have been granted.

13.     RETAINED  EARNINGS

Pursuant to the Korean tax laws, the Company is allowed to claim the amount of retained earnings appropriated for reserves for research and human resource development as deductions in its income tax return. These reserves are not available for the payment of dividends until used for the specified purposes or reversed. However, the reserves which are not deducted in its income tax return are available for the payment of dividends.

The Commercial Code of the Republic of Korea requires the Company to appropriate, as a legal reserve, an amount equal to a minimum of 10% of cash dividends paid until such reserve equals 50% of its issued capital stock. The reserve is not available for the payment of cash dividends, but may be transferred to capital stock or used to reduce accumulated deficit, if any, with the ratification by the Company's majority shareholders.

Included in retained earnings are reserves for $2,206,231 (2003 - $1,702,377) appropriated for tax purposes and $46,853 (2003 - $24,336) appropriated as a legal reserve regarding cash dividend.

14.     MAJOR  CUSTOMERS

In 2004, the Company had two major customers which accounted for 65% of the total revenue. In 2003, sales to the two same customers accounted for 82% of the total revenue.

S  CAM  CO.,  LTD.
Notes  to  Financial  Statements
December  31,  2004  and  2003

15.     LEASE  COMMITMENTS

The Company is committed to lease obligation of its employee residence, which expires on September 3 2005. Future minimum annual payments (exclusive of taxes, insurance and maintenance costs) under these leases are as follows:

2005     $     30,420
         ============

16.     CONTINGENT  LIABILITY

a) The Company has letter of credit facilities of $4.4 million requested for payments of purchases to be shipped after the year end.

b) In September 2004, the company has entered into a contract to manufacture a new cell phone model. Under the contract, the company will have to pay $8 royalty for each unit sold. The contract has no fixed termination date. The production of this cell phone model started in January 2005. The company prepaid $400,000 royalty which is included in prepaid and sundry assets as of Dec 31, 2004.

17.     SUBSEQUENT  EVENT

In accordance with a Share Exchange Agreement dated July 21, 2005, the Company entered into a reverse-takeover transaction with NetMeasure Technology Inc. ("NMT"), a public Nevada corporation, whereby 78.8% of all the outstanding shares of the Company were exchanged for 23,305,000 shares of NMT. As a result of the transaction, the shareholders of S Cam Co., Ltd. will control 81% of NMT. While NMT is the legal parent, the Company, as a result of the reverse-takeover, became the parent company for accounting purposes.

                           NETMEASURE TECHNOLOGY INC.
                                    PRO-FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS
                         SIX MONTHS ENDED JUNE 30, 2005
                                    UNAUDITED
                                    CONTENTS
Pro-forma  Consolidated  Balance  Sheet                                  PF-1
Pro-forma  Consolidated  Statement  of  Deficit                          PF-2
Pro-forma  Consolidated  Statement  of  Operations                       PF-3
Notes  to  Pro-forma  Consolidated  Financial  Statements          PF-4  -  5

NETMEASURE  TECHNOLOGY  INC.
Pro-forma  Consolidated  Balance  Sheet
June  30,  2005
Unaudited


                                       --



                                        NETMEASURE       S. CAM                         S. CAM         S. CAM
                                   TECHNOLOGY INC.    CO.,  LTD.                     CO., LTD.      CO.,  LTD.
                                              (US)       (KOREA)                          (US)            (US)
                                          JUNE 30,     JUNE 30,      PRO-FORMA      PRO-FORMA        DEC. 31,
                                             2005          2005    ADJUSTMENTS   JUNE 30, 2005           2004
                                 ----------------   -----------   ------------   --------------   -----------
ASSETS
CURRENT
Cash and cash equivalents . . .  $            859   $ 2,796,296   $          -   $    2,797,155   $ 3,256,577
Accounts receivable . . . . . .                 -     3,509,805              -        3,509,805     4,118,318
Inventory . . . . . . . . . . .                 -    10,367,327              -       10,367,327    12,215,524
Loans receivable. . . . . . . .                 -        50,917              -           50,917        59,360
Prepaid and sundry assets . . .                 -     1,126,718              -        1,126,718     2,258,308
                                 ----------------   -----------   ------------   --------------   -----------

                                              859    17,851,063              -       17,851,922    21,908,087
PROPERTIES AND EQUIPMENT. . . .                 -     8,540,324              -        8,540,324     8,925,597
DEPOSITS. . . . . . . . . . . .                 -       236,484              -          236,484       461,945
INVESTMENTS . . . . . . . . . .                 -       102,832              -          102,832       103,586
LOANS RECEIVABLE. . . . . . . .                 -        36,494              -           36,494        38,516
                                 ----------------   -----------   ------------   --------------   -----------

                                 $            859   $26,767,197   $          -   $   26,768,056   $31,437,731
                                 ----------------   -----------   ------------   --------------   -----------

LIABILITIES
CURRENT
Accounts payable. . . . . . . .  $        271,481   $ 4,282,826   $          -   $    4,554,307   $ 4,283,586
Loans payable - current portion            61,277    13,120,374              -       13,181,651    13,529,277
Deferred taxes. . . . . . . . .                 -             -              -                -       107,979
                                 ----------------   -----------   ------------   --------------   -----------

                                          332,758    17,403,200              -       17,735,958    17,920,842
ACCRUED SEVERANCE INDEMNITIES .                 -       654,119              -          654,119       697,296
LOANS PAYABLE . . . . . . . . .                 -     4,415,664              -        4,415,664     4,363,011
DEFERRED TAXES. . . . . . . . .                 -             -              -                -       365,541
MINORITY INTEREST . . . . . . .                 -             -        910,373          910,373             -
                                 ----------------   -----------   ------------   --------------   -----------

                                          332,758    22,472,983        910,373       23,716,114    23,346,690
                                 ----------------   -----------   ------------   --------------   -----------

STOCKHOLDERS' EQUITY
CAPITAL STOCK . . . . . . . . .             5,390     3,059,251     (3,042,030)          22,611     3,059,251
ADDITIONAL PAID IN CAPITAL. . .         2,789,486     1,972,172     (1,151,406)       3,610,252     1,972,172
CONTRIBUTED SURPLUS . . . . . .            15,000       (15,000)             -
ACCUMULATED OTHER
     COMPREHENSIVE INCOME . . .                 -       913,744       (193,714)         720,030       830,157
ACCUMULATED DEFICIT . . . . . .        (3,141,775)   (1,650,953)     3,491,777       (1,300,951)    2,229,461
                                 ----------------   -----------   ------------   --------------   -----------

                                         (331,899)    4,294,214       (910,373)       3,051,942     8,091,041
                                 ----------------   -----------   ------------   --------------   -----------

                                 $            859   $26,767,197   $          -   $   26,768,056   $31,437,731
                                 ================   ===========   ============   ==============   ===========

NETMEASURE  TECHNOLOGY  INC.
Pro-Forma  Consolidated  Statement  of  Deficit
Six  Months  Ended  June  30,  2005
Unaudited




                                        NETMEASURE       S. CAM                         S. CAM         S. CAM
                                   TECHNOLOGY INC.    CO.,  LTD.                     CO., LTD.      CO.,  LTD.
                                              (US)       (KOREA)                          (US)            (US)
                                          JUNE 30,     JUNE 30,      PRO-FORMA      PRO-FORMA        DEC. 31,
                                             2005          2005    ADJUSTMENTS   JUNE 30, 2005           2004
                                 ----------------   -----------   ------------   --------------   -----------
RETAINED EARNINGS -
      BEGINNING OF PERIOD. . .        $(3,080,323)  $ 2,229,461     $2,607,677      $ 1,756,815   $3,238,189
    Dividend paid. . . . . . .                  -             -              -                -     (248,688)
  Net Loss . . . . . . . . . .            (61,452)   (3,880,414)       884,100       (3,057,766)    (760,040)
                                 ----------------   -----------   ------------   --------------   -----------

(ACCUMULATED DEFICIT) RETAINED
     EARNINGS - END OF PERIOD.        $(3,141,775)  $(1,650,953)    $3,491,777      $(1,300,951)  $2,229,461
                                 ================   ===========   ============   ==============   ===========

NETMEASURE  TECHNOLOGY  INC.
Pro-Forma  Consolidated  Statement  of  Operations
Six  Months  Ended  June  30,  2005
Unaudited




                                                  NETMEASURE        S. CAM                          S. CAM          S. CAM
                                              TECHNOLOGY INC.     CO., LTD.                      CO.,  LTD.      CO., LTD.
                                                         (US)       (KOREA)                           (US)  (US)  JUNE 30,
                                                        2005          2005   ADJUSTMENTS    JUNE 30, 2005            2004
                                            ----------------   -----------   ------------   --------------   -------------
REVENUE
Manufacturing. . . . . . . . . . . . . . .  $              -   $18,536,289   $          -   $   18,536,289   $102,876,109
Merchandise. . . . . . . . . . . . . . . .                 -     1,516,238              -        1,516,238      7,666,556
Subcontracting . . . . . . . . . . . . . .                 -       790,704              -          790,704        380,156
Other. . . . . . . . . . . . . . . . . . .                 -       109,975              -          109,975        305,994
                                            ----------------   -----------   ------------   --------------   -------------

                                                           -    20,953,206              -       20,953,206    111,228,815
                                            ----------------   -----------   ------------   --------------   -------------

COST OF SALES
Manufacturing. . . . . . . . . . . . . . .                 -    19,797,788              -       19,797,788     99,744,235
Merchandise. . . . . . . . . . . . . . . .                 -     1,665,814              -        1,665,814      7,094,366
Subcontracting . . . . . . . . . . . . . .                 -       553,723              -          553,723        281,099
                                            ----------------   -----------   ------------   --------------   -------------

                                                           -    22,017,325              -       22,017,325    107,119,700
                                            ----------------   -----------   ------------   --------------   -------------

GROSS (LOSS) PROFIT. . . . . . . . . . . .                 -    (1,064,119)             -       (1,064,119)     4,109,115
                                            ----------------   -----------   ------------   --------------   -------------

EXPENSES
Salaries, employee benefits,
And retirement allowance . . . . . . . . .                 -     1,065,329              -        1,065,329      2,373,051
Research and development . . . . . . . . .                 -       845,927              -          845,927      1,572,220
Service fees . . . . . . . . . . . . . . .            56,479       251,325        (56,479)         251,325        297,141
Depreciation . . . . . . . . . . . . . . .                 -       166,788              -          166,788        271,963
Travel . . . . . . . . . . . . . . . . . .             1,419       149,057         (1,419)         149,057        105,281
Advertising, promotion, and entertainment.                 -       129,002              -          129,002        155,724
Warranty . . . . . . . . . . . . . . . . .                 -       101,504              -          101,504         23,211
Freight. . . . . . . . . . . . . . . . . .                 -        90,618              -           90,618        112,692
Bad debts. . . . . . . . . . . . . . . . .                 -             -              -                -        269,648
Office and general . . . . . . . . . . . .               750        69,942           (750)          69,942         98,955
Taxes and dues . . . . . . . . . . . . . .                 -        56,944              -           56,944        164,238
Cleanup cost of old plant. . . . . . . . .                 -             -              -                -         70,521
Utilities. . . . . . . . . . . . . . . . .                 -        54,093              -           54,093        101,247
Rent . . . . . . . . . . . . . . . . . . .             1,955         7,763         (1,955)           7,763         54,938
                                            ----------------   -----------   ------------   --------------   -------------

                                                      60,603     2,988,292        (60,603)       2,988,292      5,670,830
                                            ----------------   -----------   ------------   --------------   -------------

OPERATING LOSS . . . . . . . . . . . . . .           (60,603)   (4,052,411)        60,603       (4,052,411)    (1,561,715)
                                            ----------------   -----------   ------------   --------------   -------------

OTHER INCOME (EXPENSES)
Gain (loss) on disposition of
property and equipment . . . . . . . . . .                 -      (101,084)             -         (101,084)       883,228
Realized foreign exchange
gain . . . . . . . . . . . . . . . . . . .                 -       173,916              -          173,916        571,495
Interest expense - net . . . . . . . . . .              (849)     (301,269)           849         (301,269)      (457,597)
Financing fees . . . . . . . . . . . . . .                 -       (78,039)             -          (78,039)      (227,482)
                                            ----------------   -----------   ------------   --------------   -------------

                                                        (849)     (306,476)           849         (306,476)       769,644
                                            ----------------   -----------   ------------   --------------   -------------

LOSS BEFORE INCOME TAXES . . . . . . . . .           (61,452)   (4,358,887)        61,452       (4,358,887)      (792,071)
Income taxes recovery (expense) - current.                 -             -              -                -        (17,866)
Income taxes recovery -deferred. . . . . .                 -       478,473              -          478,473         49,897
                                            ----------------   -----------   ------------   --------------   -------------

NET LOSS BEFORE MINORITY INTEREST. . . . .           (61,452)   (3,880,414)        61,452       (3,880,414)      (760,040)
Minority Interest. . . . . . . . . . . . .                 -             -        822,648          822,648              -
                                            ----------------   -----------   ------------   --------------   -------------

NET LOSS AFTER MINORITY INTEREST . . . . .  $        (61,452)  $(3,880,414)  $    884,100   $   (3,057,766)  $   (760,040)
                                            ================   ===========   ============   ===============  =============


NETMEASURE  TECHNOLOGY  INC.
Notes  to  Pro-Forma  Consolidated  Financial  Statements
June  30,  2005

NETMEASURE  TECHNOLOGY  INC.
Notes  to  Pro-Forma  Consolidated  Financial  Statements
June  30,  2005

1.     BASIS  OF  PRESENTATION:

These unaudited pro-forma consolidated financial statements have been prepared to give effect to the following:

The reverse takeover at July 21, 2005 whereby NetMeasure Technology Inc. ("NMT"), (the legal parent), issued 23,305,000 common shares in return for 78.8% of all outstanding common shares of S Cam Co., Ltd. ("S Cam") a Korean company (the acquirer for accounting purposes). As a result of this transaction, the former shareholders of S Cam received approximately 81% ownership of NMT. After the transaction, NMT has 28,694,488 common shares issued and outstanding. The pro-forma consolidated financial statements are based on the balance sheets of the following:

a)     NMT  as  at  June  30,  2005  (unaudited).

b) S Cam as at June 30, 2005 (unaudited) and December 31, 2004 (audited). The pro-forma consolidated financial statements include the statement of earnings for the following:

a)     NMT  for  the  six  months  ended  June  30,  2005  (unaudited).

b) S Cam for the six months ended June 30, 2005 (unaudited) and for the year ended December 31, 2004 (audited).

The pro-forma consolidated balance sheet as at June 30, 2005 gives effect to the transactions as at September 9, 2005 and the pro-forma statement of earnings for the six months ended June 30, 2005 gives effect to the transactions as if they had taken place at the beginning of the period.

NETMEASURE  TECHNOLOGY  INC.
Notes  to  Pro-Forma  Consolidated  Financial  Statements
June  30,  2005

1.     BASIS  OF  PRESENTATION  (CONT'D)

The pro-forma consolidated financial statements are not necessarily indicative of the actual results that would have occurred had the proposed transactions occurred on the dates indicated and not necessarily indicative of future earnings or financial position.

2.     PRO-FORMA  ADJUSTMENTS:

     To  record  the  consolidation  of  NMT  with  S  Cam  including:

a) The merger of NMT and S Cam was accounted for as the recapitalization of S Cam, with the net assets of S Cam brought forward at their historical basis.

b) To eliminate the pre-acquisition shareholders' equity of the NMT at December 31, 2004.